                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2002

                           M&I Auto Loan Trust 2001-1
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-63354               39-0452805
----------------------------           ---------               ----------
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
     of Incorporation)                  Number)            Identification No.)

c/o Bank One, National Association, as Indenture Trustee
--------------------------------------------------------
Global Corporate Trust Services - 13th floor
--------------------------------------------
Mail Code IL1-0481
------------------
1 Bank One Plaza, Chicago IL                                   60670-0481
----------------------------                                   ----------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:           312/336-9187
                                                              ------------

Item 5. Other Events
        ------------

        On behalf of M&I Auto Loan Trust 2001-1, a Trust created pursuant to the Trust Agreement, dated August 30, 2001, by Bankers Trust as the Owner Trustee for the Trust, and Bond Securitization, L.L.C. as the Depositor. The Indenture Trustee has caused to be filed with the Commission, the Monthly Report dated April 22, 2002. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class:
        A-1  Notes due August 20, 2002
        A-2  Notes due November 20, 2004
        A-3  Notes due April 20, 2006
        A-4  Notes due March 20, 2007
        B    Notes due June 20, 2008

        A.   Monthly Report Information:
             Aggregate distribution information for the current distribution date of April 22, 2002.

                      Principal        Interest    Ending Balance
                      ---------        --------    --------------

        Cede & Co.  $12,097,983.77   $963,508.45   $247.926,960.71

        B. There has been no withdrawal from the Reserve Account. There was a release of $-0- from the Reserve Account due to a reduction of the Specified Reserve Account Balance requirement.

        C.   Have any deficiencies occurred?  NO.
                  Date:
                  Amount:

        D. Were any amounts paid or are any amounts payable under the a credit enhancement agreement? Not Applicable
                  Amount:

        E.   There is no Financial Guaranty Insurance Policy.

        F.   Item 1:  Legal Proceedings:  NONE

        G.   Item 2:  Changes in Securities:  NONE

        H.   Item 4:  Submission of Matters to a Vote of Security Holders:
             NONE

        I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: Last month's ending balance in section 5 A should shown $260,024,944.48.

             This month there was a release to the Seller of $831,387.52. Such release is allowed under the governing documents of the transaction.

             The Class A-1 Notes and were paid in full on the March 20, 2002 Distribution Date and are no longer outstanding.

Item 7. Monthly Statements and Exhibits
        -------------------------------

        Exhibit No.
        -----------

        1. Monthly Statement to Certificateholders dated April 22, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      M&I Auto Loan Trust 2001-1

                                      By /s/ Steven E. Charles
                                         -----------------------------------
                                         Name:  Steven E. Charles
                                         Title: Vice President

Dated: April 19, 2002